UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2008

CORNERSTONE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1175427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

835 Georgia Ave, Chattanooga, Tennessee		37343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(423) 385-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 22, 2008, the Registrant issued a press release announcing the declaration of a quarterly dividend in the amount of $.07 per share with a record date of September 19, 2008, and a payment date of October 3, 2008.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release dated August 22, 2008 announcing the declaration of a quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.
(Registrant)

Date: August 22, 2008
	By:	\s\Nathaniel F. Hughes
Nathaniel F. Hughes,
President and Treasurer